UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1. Report of Shareholders.

(a)

USA
LISTED
NYSE

ALL STAR® FUNDS

Semi-Annual Report | June 30, 2021

Liberty All-Star® Equity Fund

Contents

1	President’s Letter
5	Table of Distributions, Tax Credits and Rights Offerings
6	Top 20 Holdings and Economic Sectors
7	Major Stock Changes in the Quarter
8	Investment Managers/ Portfolio Characteristics
9	Manager Interview
12	Schedule of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
34	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of growth and value stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

First and third quarter reports, beginning with the third quarter 2021 report, will be available on the Fund’s website, www.all-starfunds.com.

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	July 2021

U.S. equity markets were once again positive in the second quarter of 2021, as key indices delivered returns of 8.55 percent for the S&P 500® Index, 5.08 percent for the Dow Jones Industrial Average (DJIA) and 9.68 percent for the NASDAQ Composite Index. More importantly, the second quarter was the fifth straight in which all three indices posted positive returns and the period built on strong first quarter gains to elevate returns for the first half of 2021 to 15.25 percent for the S&P 500®, 13.78 percent for the DJIA and 12.92 percent for the NASDAQ Composite.

All three indices achieved multiple record highs during the quarter, powered by an economy that gained momentum in its recovery from the severe impact of COVID-19. The S&P 500® set the tone by breaking above the 4000 level for the first time on April 1.

An improving employment picture was a major factor in the quarter’s advance. The Labor Department reported the U.S. added 916,000 jobs in March—the best in seven months—and although just 266,000 jobs were added in April the number rebounded to 559,000 in May (and a strong 850,000 in June, reported in early July after the close of the quarter). As April wound down, the government reported the U.S. economy grew at a 6.4 percent annual rate in the first quarter, as more Americans had been vaccinated and consumers benefited from government stimulus checks and more generous unemployment benefits. Other favorable signals in April came from the Institute for Supply Management, which said that its services index jumped in March to its highest since 1997; retail sales, which rose a strong 9.8 percent in March; and comments from the Federal Reserve indicating that it would keep its key Fed funds rate unchanged at near zero. Beyond the domestic economic environment, the World Bank in June upgraded its outlook for growth this year with a prediction of the greatest worldwide growth in five decades. The bank forecast the world economy would expand at 5.6 percent in 2021 compared to -3.5 percent in 2020.

At the same time, there were sufficient cross currents to keep investors watchful, reflected by the many mixed trading days in which the S&P 500® and/or DJIA rose and the NASDAQ declined. One factor was the so-called reopening trade in which economically sensitive cyclical stocks gained and technology stocks that benefited from 2020’s stay-at-home trade declined. Energy stocks were the leading beneficiaries of the rotation, as they generated the highest quarterly returns among the 11 S&P sectors. While investor sentiment was at times mixed, other factors weighed on investors’ thinking, beginning with higher inflation; consumer prices surged in April and May, driving the rate of inflation to a 13-year high. Despite Federal Reserve statements that it did not anticipate raising short-term interest rates until 2023, some investors believed that higher inflation would force an earlier move. Supply chain bottlenecks owing to unexpected jumps in demand—especially for semiconductors—caused shortages.

Reflecting the often mixed but ultimately positive mood that characterized markets in the second quarter, on June 18 stocks ended their worst week since October only to see the benchmark close its best week since February the very next Friday.

Semi-Annual Report (Unaudited) | June 30, 2021	1

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Liberty All-Star® Equity Fund

For the second quarter, Liberty All-Star Equity Fund tracked all key relevant benchmarks when shares are valued at net asset value (NAV) with dividends reinvested, but strongly outperformed when shares are valued at market price with dividends reinvested. By the former measure, the Fund returned 8.41 percent for the quarter; by the latter it returned 21.49 percent. (Fund returns are net of expenses.)

Both measures of return topped the 8.01 percent posted by the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. The NAV return was mixed on a comparative basis— ahead of the DJIA, lagging the NASDAQ Composite and essentially level with the S&P 500 (trailing by just 14 basis points). The market price return was double to four times higher than the three widely followed public equity indices.

For the six-month period, the Fund outperformed the 14.90 percent return of the Lipper Average based on both its 15.99 percent NAV return and its 37.76 percent market price return. Both measures of Fund performance were also ahead of the S&P 500®, DJIA and NASDAQ Composite for the six-month period.

Reflective of the rotation to value style investing that began in 4Q 2020, the large-cap Russell 1000® Value Index returned 17.05 percent for the six-month period, outperforming its corresponding growth index, which returned 12.99 percent. But reflective of the back-and-forth that existed between the two styles in the second quarter, the Russell 1000® Growth Index was the better performer, returning 11.93 percent versus 5.21 percent for the corresponding value index.

Over the second quarter, the range at which Fund shares traded relative to their underlying NAV went from a discount of -1.5 percent to a premium of 13.0 percent. This compares to a discount range of -0.1 percent to -7.8 percent in the first quarter. For the first half, the range was a discount of -7.8 percent to a premium of 13.0 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.20 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $28.57 per share for a total of more than $3.2 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

An Important Note to Shareholders: In the future, first and third quarter shareholder reports will be posted to the Fund’s website and shareholders will no longer be notified or receive the report in print form. This change will take effect with this year’s third quarter report. There will be no change to how the annual and semi-annual reports are distributed to shareholders. Fund shareholder reports and other timely information may be accessed at www.all-starfunds.com.

As is our custom in semi-annual reports, in this publication we include a Q&A with one of the Fund’s five investment managers, in this case value style manager Pzena Investment Management. We invite shareholders to read this informative interview, which begins on page 9.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

We are pleased not only with the Fund’s excellent performance through the first six months of 2021 but also with the Fund’s market price return of 74.66 percent over the past year. This return to shareholders is well ahead of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 39.62 percent, and the S&P 500® return of 40.79 percent. In keeping with our focus on the longer term, we are also gratified with the Fund’s NAV return, which is ahead of the Fund’s primary benchmark for the trailing three and five years.

The recent rotation to more of a balance between value and growth style stocks confirms the soundness of the Fund’s multi-manager, multi-style methodology. Styles will continue to rotate just as markets will fluctuate. We believe the Fund is well positioned for ever-changing market environments, and we thank you for your support of the Fund.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2021 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2021	3

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fund Statistics (Periods ended June 30, 2021)
Net Asset Value (NAV)	$8.13
Market Price	$9.04
Premium	11.2%

	Quarter	Year-to-Date
Distributions*	$0.20	$0.39
Market Price Trading Range	$7.53 to $9.24	$6.70 to $9.24
Premium/(Discount) Range	13.0% to -1.5%	13.0% to -7.8%
Performance (Periods ended June 30, 2021)
Shares Valued at NAV with Dividends Reinvested	8.41%	15.99%
Shares Valued at Market Price with Dividends Reinvested	21.49%	37.76%
Dow Jones Industrial Average	5.08%	13.78%
Lipper Large-Cap Core Mutual Fund Average	8.01%	14.90%
NASDAQ Composite Index	9.68%	12.92%
S&P 500® Index	8.55%	15.25%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2021.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions, Tax Credits & Rights Offerings
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021
1st Quarter	0.19
2nd Quarter	0.20
Total	$28.57				$0.67

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2021	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors
June 30, 2021 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc.	2.48%
PayPal Holdings, Inc.	2.43
Amazon.com, Inc.	2.43
Facebook, Inc.	2.38
Adobe, Inc.	2.12
Visa, Inc.	1.86
Microsoft Corp.	1.79
UnitedHealth Group, Inc.	1.65
salesforce.com, Inc.	1.60
Danaher Corp.	1.43
JPMorgan Chase & Co.	1.39
Berkshire Hathaway, Inc.	1.30
Sony Group Corp.	1.29
Capital One Financial Corp.	1.24
Charles Schwab Corp.	1.22
ServiceNow, Inc.	1.12
IHS Markit, Ltd.	1.11
General Electric Co.	1.07
NVIDIA Corp.	1.01
Wells Fargo & Co.	1.00
31.92%

Economic Sectors*	Percent of Net Assets
Information Technology	21.57%
Financials	16.91
Consumer Discretionary	13.64
Health Care	13.45
Industrials	10.04
Communication Services	7.89
Energy	3.54
Materials	3.49
Real Estate	2.72
Consumer Staples	2.65
Utilities	1.70
Other Net Assets	2.40
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
(Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2021.

Security Name	SHARES
	Purchases (Sales)	Held as of 6/30/21
Purchases
Alphabet, Inc.	2,426	17,904
Facebook, Inc.	26,531	123,178
Honeywell International, Inc.	40,100	40,100
RingCentral, Inc.	34,535	34,535

Sales
Allegion PLC	(50,060)	10,940
Capital One Financial Corp.	(48,512)	143,970
Nestle SA	(53,043)	0

Semi-Annual Report (Unaudited) | June 30, 2021	7

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics
(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2021 (Unaudited)

	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	37	32	45	29	32	153*	505
Percent of Holdings in Top 10	40%	46%	34%	44%	54%	20%	27%
Weighted Average Market Capitalization (billions)	$65	$207	$190	$431	$440	$265	$543
Average Five-Year Earnings Per Share Growth	-6%	14%	14%	24%	34%	17%	17%
Dividend Yield	1.8%	1.3%	1.4%	0.5%	0.3%	1.1%	1.4%
Price/Earnings Ratio**	20x	20x	22x	40x	59x	27x	29x
Price/Book Value Ratio	1.6x	3.2x	3.1x	9.7x	12.1x	3.4x	4.7x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

John J. Flynn Principal and Portfolio Manager Pzena Investment Management, LLC

AS THE MARKET ROTATES TO VALUE STOCKS,

PZENA SEES AN ENDURING AND REWARDING CYCLE

Pzena Investment Management uses fundamental research and a disciplined investment process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price relative to an estimated normal level of earnings. We recently had the opportunity to talk with John Flynn, Principal and Portfolio Manager. ALPS Advisors, Inc. moderated the interview.

The home page on your website prominently displays a quotation: “Value isn’t a factor. It’s a philosophy.” Factor investing has risen in prominence in recent years. Your words signal a very different philosophy. Please share the thinking behind the quotation.

To us, value investing is simply an approach that entails buying something for less than it’s worth. It is a timeless and logical approach to estimating the long-term value of a business and determining whether there is a dislocation between the fundamentals and how the market perceives that value. The key lies in the human judgment about the sustainable, long-term earnings power of the business. Factors cannot determine whether a business is priced irrationally or evaluate all the other qualitative features that come together to make a solid investment. Finding value is so much more than buying “cheap stocks.” Our philosophy toward value investing is to buy stocks when their share prices have dropped significantly below the intrinsic value of the business for reasons we believe are temporary. By using a bottom-up, research-driven process that focuses on business fundamentals and valuation, we seek to generate superior long-term returns.

“Our philosophy toward value investing is to buy stocks when their share prices have dropped significantly below the intrinsic value of the business for reasons we believe are temporary.”

As an extension of the previous thought, please highlight the basics of Pzena’s investment process with emphasis on the research aspect, especially since it has been a few years since we have done a one-on-one interview with Pzena.

We focus our research efforts on companies in the most undervalued 20 percent of the investment universe as identified by our proprietary StockAnalyzer model. Potential investment candidates are assigned to the appropriate analyst typically based upon industry sector. The analyst conducts a brief review and reports back to the portfolio management team, which decides whether the company warrants further analysis. Once we commit to engaging in a full research project on a company, intensive fundamental research is conducted. As a part of this research, team members often speak with competitors, customers and suppliers; conduct field work to visit plants, stores or other facilities; and analyze the financials and public filings of the company and its competitors. The analyst and one of the portfolio managers always meet with company management. Our goal is to have a meaningful discussion about their business and the strategic options available to them over the next several years as well as their plans to restore the earnings power. We also meet with a highly respected sell-side analyst who is negative on the stock and typically has a “sell” recommendation to test our investment case. We use all the information gathered through the research process to assess the potential range of outcomes and develop a final, fully researched estimate of normalized earnings. This fully researched normalized earnings estimate is then placed back in our screening model, and if the security continues to rank in the cheapest quintile, we will most likely buy it.

Semi-Annual Report (Unaudited) | June 30, 2021	9

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

High valuation is one general concern investors have with equities. Your research shows that valuation spreads between the cheapest and the most expensive stocks are at extremes, not only in the U.S. but around the globe. Is this enough to make the nascent “great rotation to value” a lasting move? What else is likely to give longevity to the rotation to value?

The valuation spread between the cheapest and most expensive quintiles of U.S. stocks is three standard deviations above the mean based on price-to-book value, which, in and of itself implies that value is quite cheap relative to growth, even after a sustained period of value outperformance. Regarding the current pro-value cycle’s longevity, we believe there are four main factors that can provide for an enduring and rewarding cycle:

First, the length and magnitude of pro-value cycles tend to be correlated with the depth of their preceding anti-value cycles, and the current value rally follows the second worst anti-value period in the past 50 years, both in duration and magnitude.

Second, the relative valuation starting point for value is very attractive and it’s worth pointing out that growth’s price/earnings ratio has risen to about 60x from below 15x in the early 1980s, whereas value’s multiple has stayed relatively constant at about 8-10x.

Third, value stocks have garnered extremely high earnings growth estimates as the economic rebound continues, making it difficult to rationalize paying a weighty premium for growth stocks without the earnings growth advantage.

Fourth and finally, as sentiment rapidly improves exiting a recession, value stocks start to enter the high momentum cohort, catching the attention of a much broader set of investors, effectively helping to sustain the rally.

Give us two examples, from the portion of the Liberty All-Star Equity Fund that you manage, of Pzena value stocks—one a long-term hold and the other a recent purchase.

Wells Fargo (WFC) is a longtime holding. WFC has a valuation of just 0.7x tangible book value, which reflects investors’ concerns that net interest income will remain depressed for years. We believe the lender is already at or near its maximum pain point from an interest rate sensitivity standpoint and has adequately provisioned for loan losses, implying potential earnings upside. In addition, CEO Charlie Scharf believes expenses are several billion dollars too high, so we expect a multi-year cost reduction program to help generate positive operating leverage for the bank coming out of the recession. It’s also worth noting that Wells Fargo’s actions during the downturn—i.e., facilitating stimulus payments from the government—may wind up boosting its reputation with regulators—an important step towards the eventual lifting of the Fed-mandated asset cap.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

A recent addition is Textron Inc. (TXT), a manufacturer of private jets (Cessna) and defense contractor for the U.S. government. The use of private jets declined rapidly after the global financial crisis, as attitudes towards corporate private jet ownership changed. The resulting oversupply of second-hand jets has now been absorbed into the market at the very point when COVID-19 is driving a reconsideration around private jet usage. Demand and pricing for the new generation of Cessna jets has firmed, and the providers of private flight services are now short of jets. Textron is a clear market leader and has exactly the right product suite for this market. We also expect Textron’s other businesses to be relatively stable, and the company has some cost cutting initiatives underway.

Many thanks for the interview and the insights into Pzena’s thinking.

Semi-Annual Report (Unaudited) | June 30, 2021	11

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.60%)
COMMUNICATION SERVICES (7.89%)
Entertainment (1.06%)
Netflix, Inc.(a)	14,700	$7,764,687
Walt Disney Co.(a)	64,585	11,352,105
		19,116,792
Interactive Media & Services (5.40%)
Alphabet, Inc., Class A(a)	3,721	9,085,901
Alphabet, Inc., Class C(a)	14,183	35,547,137
Facebook, Inc., Class A(a)	123,178	42,830,222
Twitter, Inc.(a)	142,600	9,812,306
		97,275,566
Media (1.43%)
Comcast Corp., Class A	283,468	16,163,345
Omnicom Group, Inc.	119,755	9,579,203
		25,742,548
CONSUMER DISCRETIONARY (13.64%)
Auto Components (1.21%)
Cie Generale des Etablissements Michelin SCA(b)	269,529	8,614,120
Lear Corp.	74,684	13,090,611
		21,704,731
Automobiles (0.54%)
Ford Motor Co.(a)	654,421	9,724,696

Hotels, Restaurants & Leisure (1.50%)
Booking Holdings, Inc.(a)	6,411	14,027,845
Yum! Brands, Inc.	112,281	12,915,684
		26,943,529
Household Durables (3.06%)
Lennar Corp., Class A	103,300	10,262,855
Lennar Corp., Class B	2,500	203,625
Mohawk Industries, Inc.(a)	52,933	10,173,193
Newell Brands, Inc.	409,259	11,242,345
Sony Group Corp.(b)	238,588	23,195,525
		55,077,543
Internet & Direct Marketing Retail (2.43%)
Amazon.com, Inc.(a)	12,716	43,745,075

Multiline Retail (1.54%)
Dollar General Corp.	72,713	15,734,366
Dollar Tree, Inc.(a)	121,399	12,079,201
		27,813,567

See Notes to Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (1.02%)
Home Depot, Inc.	25,580	$8,157,206
TJX Cos., Inc.	67,744	4,567,300
Ulta Beauty, Inc.(a)	16,171	5,591,447
		18,315,953
Textiles, Apparel & Luxury Goods (2.34%)
Gildan Activewear, Inc.	309,097	11,411,861
NIKE, Inc., Class B	72,759	11,240,538
PVH Corp.(a)	97,564	10,496,911
Skechers U.S.A., Inc., Class A(a)	181,627	9,050,473
		42,199,783
CONSUMER STAPLES (2.65%)
Beverages (0.62%)
Coca-Cola Co.	142,000	7,683,620
PepsiCo, Inc.	23,924	3,544,819
		11,228,439
Food & Staples Retailing (0.63%)
Costco Wholesale Corp.	19,116	7,563,628
Walgreens Boots Alliance, Inc.	71,000	3,735,310
		11,298,938
Food Products (0.33%)
Tyson Foods, Inc., Class A	81,000	5,974,560

Household Products (0.39%)
Procter & Gamble Co.	51,500	6,948,895

Personal Products (0.68%)
Unilever PLC(b)	209,272	12,242,412

ENERGY (3.54%)
Energy Equipment & Services (2.09%)
Baker Hughes Co.	457,914	10,472,493
Halliburton Co.	502,719	11,622,863
NOV, Inc.(a)	593,470	9,091,961
Schlumberger NV	200,105	6,405,361
		37,592,678
Oil, Gas & Consumable Fuels (1.45%)
Cabot Oil & Gas Corp.	330,000	5,761,800
Cenovus Energy, Inc.	375,262	3,595,010
Exxon Mobil Corp.	128,092	8,080,043
Phillips 66	58,500	5,020,470

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2021	13

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)	91,039	$3,677,976
		26,135,299
FINANCIALS (16.91%)
Banks (4.99%)
Bank of America Corp.	136,340	5,621,298
Citigroup, Inc.	212,596	15,041,167
Commerce Bancshares, Inc.	67,200	5,010,432
Cullen/Frost Bankers, Inc.	53,320	5,971,840
East West Bancorp, Inc.	46,300	3,319,247
JPMorgan Chase & Co.	160,758	25,004,299
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	3,523,000
PNC Financial Services Group, Inc.	44,200	8,431,592
Wells Fargo & Co.	396,050	17,937,105
		89,859,980
Capital Markets (3.91%)
Ameriprise Financial, Inc.	33,200	8,262,816
Charles Schwab Corp.	301,900	21,981,339
Goldman Sachs Group, Inc.	20,358	7,726,472
MSCI, Inc.	21,674	11,553,976
Northern Trust Corp.	87,915	10,164,732
S&P Global, Inc.	12,533	5,144,170
UBS Group AG	361,404	5,543,937
		70,377,442
Consumer Finance (1.82%)
American Express Co.	63,677	10,521,351
Capital One Financial Corp.	143,970	22,270,719
		32,792,070
Diversified Financial Services (2.29%)
Berkshire Hathaway, Inc., Class B(a)	83,925	23,324,436
Equitable Holdings, Inc.	371,413	11,309,526
Voya Financial, Inc.	105,990	6,518,385
		41,152,347
Insurance (3.90%)
American International Group, Inc.	342,172	16,287,387
Arch Capital Group, Ltd.(a)	130,403	5,077,893
Axis Capital Holdings, Ltd.	171,252	8,393,061
Chubb, Ltd.	76,610	12,176,393
Cincinnati Financial Corp.	71,000	8,280,020
MetLife, Inc.	177,166	10,603,385
Progressive Corp.	96,553	9,482,470
		70,300,609

See Notes to Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
HEALTH CARE (13.45%)
Biotechnology (1.08%)
Amgen, Inc.	35,800	$8,726,250
Regeneron Pharmaceuticals, Inc.(a)	19,366	10,816,686
		19,542,936
Health Care Equipment & Supplies (5.79%)
Abbott Laboratories	85,740	9,939,838
Alcon, Inc.	104,500	7,342,170
Align Technology, Inc.(a)	18,546	11,331,606
Boston Scientific Corp.(a)	143,997	6,157,312
Danaher Corp.	95,604	25,656,289
Dexcom, Inc.(a)	16,311	6,964,797
Intuitive Surgical, Inc.(a)	8,461	7,781,074
Koninklijke Philips NV	223,102	11,088,177
Medtronic PLC	70,000	8,689,100
Smith & Nephew PLC(b)	215,082	9,343,162
		104,293,525
Health Care Providers & Services (3.58%)
Cardinal Health, Inc.	53,609	3,060,538
Fresenius Medical Care AG & Co. KGaA(b)	247,477	10,287,619
McKesson Corp.	37,804	7,229,637
Quest Diagnostics, Inc.	107,710	14,214,488
UnitedHealth Group, Inc.	73,968	29,619,746
		64,412,028
Life Sciences Tools & Services (1.70%)
Illumina, Inc.(a)	26,000	12,303,460
IQVIA Holdings, Inc.(a)	34,361	8,326,357
Thermo Fisher Scientific, Inc.	19,859	10,018,270
		30,648,087
Pharmaceuticals (1.30%)
Elanco Animal Health, Inc.(a)	209,500	7,267,555
Novartis AG(b)	68,000	6,204,320
Zoetis, Inc.	52,950	9,867,762
		23,339,637
INDUSTRIALS (10.04%)
Aerospace & Defense (1.01%)
General Dynamics Corp.	34,000	6,400,840
Textron, Inc.	170,808	11,746,466
		18,147,306

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2021	15

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Air Freight & Logistics (0.24%)
Expeditors International of Washington, Inc.	33,928	$4,295,285

Building Products (1.57%)
Allegion PLC	10,940	1,523,942
Johnson Controls International PLC	137,800	9,457,214
Masco Corp.	295,064	17,382,220
		28,363,376
Commercial Services & Supplies (0.32%)
Waste Connections, Inc.	47,650	5,690,840

Electrical Equipment (0.68%)
Eaton Corp. PLC	50,737	7,518,209
Emerson Electric Co.	49,580	4,771,579
		12,289,788
Industrial Conglomerates (1.56%)
General Electric Co.	1,429,642	19,242,981
Honeywell International, Inc.	40,100	8,795,935
		28,038,916
Machinery (2.53%)
Dover Corp.	48,926	7,368,256
PACCAR, Inc.	74,552	6,653,766
Parker-Hannifin Corp.	32,000	9,827,520
Wabtec Corp.	152,075	12,515,772
Xylem, Inc.	76,600	9,188,936
		45,554,250
Professional Services (1.58%)
IHS Markit, Ltd.	177,825	20,033,764
TransUnion	77,200	8,477,332
		28,511,096
Road & Rail (0.55%)
Union Pacific Corp.	44,934	9,882,335

INFORMATION TECHNOLOGY (21.57%)
IT Services (7.17%)
Amdocs, Ltd.	122,515	9,477,760
Cognizant Technology Solutions Corp., Class A	165,092	11,434,272
FleetCor Technologies, Inc.(a)	43,873	11,234,120
Mastercard, Inc., Class A	27,496	10,038,515
PayPal Holdings, Inc.(a)	150,106	43,752,897
Snowflake, Inc., Class A(a)	15,403	3,724,445

See Notes to Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (continued)
Twilio, Inc., Class A(a)	15,194	$5,988,867
Visa, Inc., Class A	143,313	33,509,446
		129,160,322
Semiconductors & Semiconductor Equipment (3.22%)
ASML Holding N.V.	14,603	10,088,336
Microchip Technology, Inc.	65,800	9,852,892
Micron Technology, Inc.(a)	116,000	9,857,680
NVIDIA Corp.	22,767	18,215,877
QUALCOMM, Inc.	70,000	10,005,100
		58,019,885
Software (10.66%)
Adobe, Inc.(a)	64,965	38,046,103
ANSYS, Inc.(a)	33,000	11,452,980
Autodesk, Inc.(a)	41,988	12,256,297
Intuit, Inc.	23,101	11,323,417
Microsoft Corp.	118,868	32,201,341
RingCentral, Inc., Class A(a)	34,535	10,035,180
salesforce.com, Inc.(a)	117,512	28,704,656
ServiceNow, Inc.(a)	36,535	20,077,809
Splunk, Inc.(a)	20,137	2,911,408
Trade Desk, Inc., Class A(a)	144,301	11,163,126
Workday, Inc., Class A(a)	57,190	13,653,541
		191,825,858
Technology Hardware, Storage & Peripherals (0.52%)
Hewlett Packard Enterprise Co.	641,059	9,346,640

MATERIALS (3.49%)
Chemicals (2.41%)
Corteva, Inc.	225,000	9,978,750
Dow Chemical Co.	141,514	8,955,006
Linde PLC	23,473	6,786,044
PPG Industries, Inc.	62,350	10,585,159
RPM International, Inc.	80,000	7,094,400
		43,399,359
Construction Materials (0.48%)
Martin Marietta Materials, Inc.	24,600	8,654,526

Containers & Packaging (0.60%)
Ball Corp.	133,942	10,851,981

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2021	17

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
REAL ESTATE (2.72%)
Equity Real Estate Investment Trusts (REITs) (2.72%)
American Tower Corp.	52,000	$14,047,280
Crown Castle International Corp.	51,200	9,989,120
Equinix, Inc.	21,126	16,955,728
Equity LifeStyle Properties, Inc.	52,600	3,908,706
Sun Communities, Inc.	23,800	4,079,320
		48,980,154
UTILITIES (1.70%)
Electric Utilities (1.70%)
Edison International	226,635	13,104,036
NRG Energy, Inc.	433,010	17,450,303
		30,554,339
TOTAL COMMON STOCKS
(COST OF $1,144,690,254)		1,757,365,921

SHORT TERM INVESTMENTS (2.29%)
MONEY MARKET FUND (2.29%)
State Street Institutional US Government Money Market Fund, 0.03%(d)
(COST OF $41,105,282)	41,105,282	41,105,282

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (0.00%)(e)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%
(COST OF $37,950)	37,950	37,950

TOTAL SHORT TERM INVESTMENTS
(COST OF $41,143,232)		41,143,232

TOTAL INVESTMENTS (99.89%)
(COST OF $1,185,833,486)		1,798,509,153

OTHER ASSETS IN EXCESS OF LIABILITIES (0.11%)		2,042,924

NET ASSETS (100.00%)		$1,800,552,077

NET ASSET VALUE PER SHARE
(221,494,111 SHARES OUTSTANDING)		$8.13

See Notes to Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $140,378.
(d)	Rate reflects seven-day effective yield on June 30, 2021.
(e)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2021	19

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities
June 30, 2021 (Unaudited)

ASSETS:
Investments at value (Cost $1,185,833,486)(a)	$1,798,509,153
Cash	26,450
Receivable for investment securities sold	1,906,736
Dividends and interest receivable	1,018,617
Tax reclaim receivable	363,502
Prepaid and other assets	267,670
TOTAL ASSETS	1,802,092,128

LIABILITIES:
Investment advisory fee payable	990,424
Payable for administration, pricing and bookkeeping fees	200,584
Payable for collateral upon return of securities loaned	37,950
Accrued expenses	311,093
TOTAL LIABILITIES	1,540,051
NET ASSETS	$1,800,552,077

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,225,985,307
Total distributable earnings	574,566,770
NET ASSETS	$1,800,552,077

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	221,494,111
NET ASSET VALUE PER SHARE	$8.13

(a)	Includes securities on loan of $140,378.

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations
For the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $234,906)	$10,286,209
Securities lending income	16,487
TOTAL INVESTMENT INCOME	10,302,696

EXPENSES:
Investment advisory fee	5,726,494
Administration fee	1,431,630
Pricing and bookkeeping fees	80,291
Audit fee	25,624
Custodian fee	50,047
Insurance expense	26,728
Legal fees	107,243
NYSE fee	114,507
Shareholder communication expenses	62,966
Transfer agent fees	59,143
Trustees' fees and expenses	189,438
Miscellaneous expenses	69,620
TOTAL EXPENSES	7,943,731
NET INVESTMENT INCOME	2,358,965

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	51,425,725
Net realized loss on foreign currency transactions	(475)
Net change in unrealized appreciation on investments	198,967,019
Net change in unrealized depreciation on foreign currency transactions	(1,855)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	250,390,414
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$252,749,379

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2021	21

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$2,358,965	$5,976,297
Net realized gain on investment transactions	51,425,250	156,395,686
Net change in unrealized appreciation on investments	198,965,164	78,548,113
Net Increase in Net Assets From Operations	252,749,379	240,920,096

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(85,103,457)	(133,478,564)
Total Distributions	(85,103,457)	(133,478,564)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	33,771,956	51,405,785
Net increase resulting from Capital Share Transactions	33,771,956	51,405,785
Total Increase in Net Assets	201,417,878	158,847,317

NET ASSETS:
Beginning of period	1,599,134,199	1,440,286,882
End of period	$1,800,552,077	$1,599,134,199

See Notes to Financial Statements.
22	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

	For the Six Months Ended June 30, 2021 (Unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$7.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain/(loss) on investments	1.14
Total from Investment Operations	1.15

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.39)
Net realized gain on investments	–
Return of capital	–
Total Distributions	(0.39)
Net asset value at end of period	$8.13
Market price at end of period	$9.04

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value	16.0	%(c)
Based on market price	37.8	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$1,801
Ratio of expenses to average net assets	0.95	%(d)
Ratio of net investment income to average net assets	0.28	%(d)
Portfolio turnover rate	10	%(c)

(a)	Calculated using average shares outstanding during the period.
(b)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.
24	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2020	2019	2018	2017	2016

$6.90	$5.89	$6.87	$6.13	$6.18

0.03	0.05	0.05	0.04	0.04
1.07	1.62	(0.35)	1.26	0.39
1.10	1.67	(0.30)	1.30	0.43

(0.03)	(0.05)	(0.05)	(0.04)	(0.05)
(0.60)	(0.59)	(0.51)	(0.45)	(0.38)
–	(0.02)	(0.12)	(0.07)	(0.05)
(0.63)	(0.66)	(0.68)	(0.56)	(0.48)
$7.37	$6.90	$5.89	$6.87	$6.13
$6.90	$6.77	$5.38	$6.30	$5.16

18.0%	30.1%	(4.5%)	23.4%	9.1%
12.6%	39.7%	(4.9%)	34.4%	6.1%

$1,599	$1,440	$1,183	$1,330	$1,161
1.02%	0.99%	1.00%	1.01%	1.07%
0.44%	0.73%	0.72%	0.64%	0.76%
45%	23%	22%	21%	46%

Semi-Annual Report (Unaudited) | June 30, 2021	25

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board

Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a- 7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2021, the Fund held no securities that were fair valued.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2021	27

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$140,378	$37,950	$110,975	$148,925

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2021:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$37,950	$–	$–	$–	$37,950
Total Borrowings					$37,950
Gross amount of recognized liabilities for securities lending (collateral received)					$37,950

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,757,365,921	$–	$–	$1,757,365,921
Short Term Investments	41,143,232	–	–	41,143,232
Total	$1,798,509,153	$–	$–	$1,798,509,153

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Semi-Annual Report (Unaudited) | June 30, 2021	29

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2021.

The tax character of distributions paid during the year ended December 31, 2020 were as follows:

Distributions Paid From:	December 31, 2020
Ordinary Income	$20,329,176
Long-term capital gains	113,149,388
Total	$133,478,564

As of June 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,186,323,397	$637,007,114	$(24,821,358)	$612,185,756

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report (Unaudited) | June 30, 2021	31

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2021 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2021 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2021 (Unaudited)

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six-month period ended June 30, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $173,095,742 and $229,902,988, respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2021 and year ended December 31, 2020, distributions in the amounts of $33,771,956 and $51,405,785, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,402,427 and of 8,254,107 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENT

On August 9, 2021, the Board of the Fund authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional shares of the Fund. Shareholders, on a record date to be established by the Fund’s Board, will be issued non-transferable rights entitling them to subscribe for one additional share for every ten shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription.

Semi-Annual Report (Unaudited) | June 30, 2021	33

Description of Lipper
Liberty All-Star® Equity Fund	Benchmark and Market Indices
(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

Intentionally Left Blank

Intentionally Left Blank

ALL-STAR® EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President and Treasurer**
Jill Kerschen, Treasurer***
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

* Member of the Audit Committee
** Treasurer effective August 20, 2021
*** Through August 19, 2021

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE

(b)	Not applicable.

Item 2. Code of Ethics.

Not Applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2021, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)          The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2021

By:	/s/ Mark Haley
Mark Haley
Treasurer (Principal Financial Officer)

Date:	September 3, 2021